SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  ----------

                                  FORM 8-K/A


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) June 25, 1996
                                                 -------------



                          Palatin Technologies, Inc.
- ------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
- ------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


       0-22686                                             95-4078884
- ------------------------                   ------------------------------------
(Commission File Number)                   (IRS Employer Identification Number)


214 Carnegie Center - Suite 100, Princeton, New Jersey  08540
- ------------------------------------------------------------------------------
         (Address of Principal Executive Offices)          (Zip Code)



Registrant's telephone number, including area code (609) 520-1911
                                                    -------------

                                Interfilm, Inc.
- ------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         AMENDMENT TO CURRENT REPORT ON FORM 8-K FILED JULY 10, 1996

         This amendment to the registrant's Current Report on Form 8-K, filed on July 10, 1996 (the "Original Report"), is being filed (i) to clarify the disclosure included in Item 4 of the Original Report with respect to the registrant's change of accountant, (ii) to file, as Exhibit 16.1 to Item 7 of this report, a letter from Deloitte & Touche LLP, the registrant's former independent accountant, stating that it agrees with the statements made by the registrant in Item 4 of this report and (iii) to file, as Exhibit 16.2 to Item 7 of this report, a letter from Arthur Andersen LLP, the registrant's newly engaged independent accountant, stating that it agrees with the statements made by the registrant in Item 4 of this report.


ITEM 4.           Change in Registrant's Certifying Accountant.

         As of July 9, 1996, as a result of the change of control of the registrant noted above, Deloitte & Touche LLP, the Registrant's independent accountant which was engaged as the principal accountant to audit the registrant's financial statements, has been dismissed. The registrant, after consultation with Arthur Andersen LLP, engaged Arthur Andersen LLP as of July 9, 1996 as the principal accountant to audit the registrant's consolidated financial statements on a going-forward basis. Arthur Andersen LLP has been RhoMed's independent accountant.

         RhoMed, prior to the Effective Time of merger, consulted Arthur Andersen LLP regarding the application of accounting principles to the proposed merger and the Plan of Merger. The primary issue that was the subject of these consultations was characterization of the proposed merger for accounting purposes. RhoMed was orally advised by Arthur Andersen LLP that the merger would be treated as a recapitalization of RhoMed with RhoMed as the acquirer (reverse acquisition), and that the proposed merger would not constitute a business combination. The former accountant, Deloitte & Touche LLP, was not consulted by the registrant regarding any such issues.

         The decision to change accountants was recommended and approved by the registrant's Board of Directors following the change of control of the registrant based upon the registrant's need for one independent accountant to be responsible for the consolidated financial statements of the registrant following the merger. During the registrant's fiscal years ended December 31, 1995 and 1994, there were no disagreements between the registrant and Deloitte & Touche LLP, the registrant's former independent accountant, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Further, during the registrant's fiscal years ended December 31,

1995 and 1994, respectively, Deloitte & Touche LLP's opinion with respect to the registrant's financial statements was qualified as to the registrant's ability to continue as a going concern.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Exhibit 16.1 Letter, dated July 19,1996, from Deloitte & Touche LLP, the registrant's former independent accountant, regarding its concurrence with the statements made by the registrant in Item 4 of this report.


     Exhibit 16.2 Letter, dated July 22,1996, from Arthur Andersen LLP, the registrant's newly engaged independent accountant, regarding its concurrence with the statements made by the registrant in Item 4 of this report.

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PALATIN TECHNOLOGIES, INC.


                                          By    /s/ John J. McDonough
                                            --------------------------
                                            Name:  John J. McDonough
                                            Title: Vice President and
                                                   Chief Financial Officer


Date: July 23, 1996